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     JANUS FUND 2

     2001 ANNUAL REPORT

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ...............     1

          Statement of Assets and Liabilities .........     4

          Statement of Operations .....................     5

          Statement of Changes in Net Assets ..........     6

          Financial Highlights ........................     7

          Notes to Schedule of Investments ............     8

          Notes to Financial Statements ...............     9

          Explanation of Charts and Tables ............    13

          Report of Independent Accountants ...........    15

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If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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

Janus Fund 2

[PHOTO]
John Schreiber
portfolio manager

From its inception on December 29, 2000, through October 31, 2001, Janus Fund 2 declined 31.70%, trailing its benchmark, the S&P 500 Index, which declined 24.83%.(1)

Looking back at the first 10 months of the Fund's existence, one would certainly be hard-pressed to imagine a more challenging and difficult period to launch a new fund. Disappointing corporate earnings dragged down the equity markets, the economic outlook darkened with slowdowns in manufacturing and corporate spending, and consumers tempered their spending habits as unemployment figures slowly crept higher.

Because of the downward pressure, however, we were able to invest in some select companies at compelling valuations. Then, as some key mid-summer data points seemed to indicate that an economic recovery was near, we put more assets to work in those names we believed were poised to benefit the most from such a rebound. Obviously, the world changed drastically with the unfortunate terrorist attacks of September 11, which compounded the nation's slump and likely pushed back a recovery into next year at the earliest.

The economic malaise resulted in setbacks to financial industry holdings such as Lehman Brothers, Citigroup and Merrill Lynch, which we believed would lead the market as it recovered. Instead, with the outlook dampening consumer confidence, we scaled back our holdings in Citigroup, which relies on consumers for about a third of its business, and exited our position in Merrill Lynch, which derives nearly 50% of its revenues from retail brokerage accounts. Conversely, we added to our Lehman Brothers holdings as the company's business mix is tilted heavily toward institutional fixed-income markets.

In general, our approach to the financial industry has shifted from capital market-sensitive companies such as Merrill Lynch to lending institutions such as Washington Mutual, which was one of the Fund's steadiest performers during the period. Due in part to the actions of the Federal Reserve, which lowered its prime lending rate nine times during the period to a miniscule 2.5%, mortgage rates have hovered near historical lows, igniting a wave of refinancing activity. The largest thrift in the nation, Washington Mutual, benefited from that trend and rewarded our investment with solid performance. We believe the company maintains some attractive characteristics and will continue to grow going forward.

Another bright spot for the Fund came from a return to a theme we liked earlier this year - consumer-staple companies that offer steady returns and have weathered economic storms over many decades. Regardless of what the economy does, people will still brush their teeth and drink soft drinks, which are two reasons we like Colgate-Palmolive and Coca-Cola.

Personal care product maker Colgate-Palmolive continues to execute and deliver strong volume growth and market share gains, especially in its core toothpaste and soap markets. It has recorded 10 straight quarters of double-digit earnings growth and continues to expand its global presence. Similarly, soft drink giant Coca-Cola is churning out steadily improving returns, fueled in part by its Dasani and Powerade lines and enhanced by improved operations under new management.

Moving ahead, we believe the long-term prospects for the economy are good as the Federal Reserve's dramatically lowered lending rates and the federal tax relief plan should ultimately revitalize the markets. However, the country's war against terror is a significant wild card. Although periods of conflict traditionally represent good times to invest aggressively, this situation could be different, depending on its length and the clarity of the ultimate outcome.

Thank you for your investment in Janus Fund 2.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                               Janus Fund 2  October 31, 2001  1

Portfolio Profile
(% of Net Assets)                                               October 31, 2001
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Equities                                                                   93.4%
  Foreign                                                                   8.7%
    European                                                                5.7%
Top 10 Equities                                                            56.9%
Number of Stocks                                                              40
Cash and Cash Equivalents                                                   6.6%

Top 5 Industries
                                                                October 31, 2001
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Broadcast Services and Programming                                         12.5%
Multimedia                                                                 10.4%
Applications Software                                                       5.3%
Medical - Biomedical and Genetic                                            5.0%
Medical Labs and Testing Services                                           4.9%

Top 10 Equity Holdings
                                                                October 31, 2001
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Liberty Media Corp. - Class A                                              12.5%
AOL Time Warner, Inc.                                                       8.4%
Enzon, Inc.                                                                 5.0%
Laboratory Corporation of America Holdings                                  4.9%
Coca-Cola Co.                                                               4.8%
TriQuint Semiconductor, Inc.                                                4.8%
Microsoft Corp.                                                             4.7%
Motorola, Inc.                                                              4.4%
Lehman Brothers Holdings, Inc.                                              3.8%
Bank of Ireland                                                             3.6%

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund 2 and the S&P 500 Index. Janus Fund 2 is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 2000, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Fund 2 ($6,830) as compared to the S&P 500 Index ($8,114).

Cumulative Total Return
for the period ended October 31, 2001
Since 12/29/00*
(31.70)%

Janus Fund 2 - $6,830

S&P 500 Index - $8,114

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. A fund's performance for very short time periods may not be indicative of future performance. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 93.4%
Apparel Manufacturers - 1.1%
       150,000  Coach, Inc.* .................................  $      4,185,000

Applications Software - 5.3%
        50,000  Intuit, Inc.* ................................         2,011,000
       300,000  Microsoft Corp.* .............................        17,445,000

                                                                      19,456,000

Beverages - Non-Alcoholic - 4.8%
       370,000  Coca-Cola Co. ................................  $     17,715,600

Broadcast Services and Programming - 12.5%
     3,950,000  Liberty Media Corp. - Class A* ...............        46,175,500

Casino Hotels - 1.5%
       250,000  MGM Mirage, Inc.* ............................         5,575,000

See Notes to Schedule of Investments.

2  Janus Fund 2  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Cellular Telecommunications - 1.7%
       175,000  Alamosa PCS Holdings, Inc.* ..................  $      2,464,000
       175,000  Sprint Corp./PCS Group* ......................         3,902,500

                                                                       6,366,500

Commercial Banks - 3.6%
     1,500,000  Bank of Ireland ..............................        13,415,405

Commercial Services - Financial - 0.6%
        75,000  Concord EFS, Inc.* ...........................         2,052,750

Cosmetics and Toiletries - 1.2%
        80,000  Colgate-Palmolive Co. ........................         4,601,600

Diversified Financial Services - 2.5%
       200,000  Citigroup, Inc. ..............................         9,104,000

Diversified Operations - 3.0%
       225,000  Tyco International, Ltd. .....................        11,056,500

Electronic Components - Semiconductors - 2.0%
     1,500,000  ARM Holdings PLC* ............................         7,591,509

Fiduciary Banks - 0.5%
        60,000  Bank of New York Company, Inc. ...............         2,040,600

Finance - Credit Card - 3.9%
       110,000  American Express Co. .........................         3,237,300
       275,000  Capital One Financial Corp. ..................        11,360,250

                                                                      14,597,550

Finance - Investment Bankers/Brokers - 4.6%
        40,000  Goldman Sachs Group, Inc. ....................         3,126,400
       225,000  Lehman Brothers Holdings, Inc. ...............        14,053,500

                                                                      17,179,900

Finance - Mortgage Loan Banker - 1.3%
        60,000  Fannie Mae ...................................         4,857,600

Hotels and Motels - 0.6%
       100,000  Starwood Hotels & Resorts Worldwide, Inc. ....         2,204,000

Identification Systems and Devices - 0.9%
       250,000  Symbol Technologies, Inc. ....................         3,212,500

Instruments - Scientific - 0.7%
        90,000  FEI Co.* .....................................         2,428,200

Medical - Biomedical and Genetic - 5.0%
       300,000  Enzon, Inc.* .................................        18,555,000

Medical - Drugs - 3.3%
        25,000  Forest Laboratories, Inc. ....................         1,859,500
        40,000  OSI Pharmaceuticals, Inc.* ...................         1,827,200
       200,000  Pfizer, Inc. .................................         8,380,000

                                                                      12,066,700

Medical Instruments - 1.1%
       100,000  Medtronic, Inc. ..............................         4,030,000

Medical Labs and Testing Services - 4.9%
       210,000  Laboratory Corporation of America Holdings* ..        18,102,000

Medical Products - 0.9%
        60,000  Stryker Corp. ................................         3,374,400

Multimedia - 10.4%
     1,000,000  AOL Time Warner, Inc.* .......................  $     31,210,000
       200,000  Viacom, Inc. - Class B* ......................         7,302,000

                                                                      38,512,000

Recreational Vehicles - 0.6%
        50,000  Polaris Industries, Inc. .....................         2,248,000

Reinsurance - 0.8%
            40  Berkshire Hathaway, Inc. - Class A* ..........         2,848,000

Retail - Apparel and Shoe - 0.5%
       100,000  Abercrombie & Fitch Co. - Class A* ...........         1,882,000

Retail - Computer Equipment - 1.1%
       250,000  Insight Enterprises, Inc.* ...................         4,062,500

Savings/Loan/Thrifts - 2.4%
       300,000  Washington Mutual, Inc. ......................         9,057,000

Semiconductor Components/Integrated Circuits - 4.8%
     1,000,000  TriQuint Semiconductor, Inc.* ................        17,680,000

Television - 0.9%
       700,000  Acme Communications, Inc.* ...................         3,325,000

Wireless Equipment - 4.4%
     1,000,000  Motorola, Inc. ...............................        16,370,000
--------------------------------------------------------------------------------
Total Common Stock (cost $366,984,604) .......................       345,928,314
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Repurchase Agreement - 6.7%
$   24,900,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $24,901,819
                  collateralized by $27,937,563
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $25,398,033
                  (cost $24,900,000) .........................        24,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $391,884,604) - 100.1% .........       370,828,314
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1%)        (395,387)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $    370,432,927
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Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             3.0%        $     11,056,500
Ireland                                             3.6%              13,415,405
United Kingdom                                      2.0%               7,591,509
United States++                                    91.4%             338,764,900
--------------------------------------------------------------------------------
Total                                             100.0%        $    370,828,314

++Includes Short-Term Securities (84.6% excluding Short-Term Securities)

See Notes to Schedule of Investments.

                                               Janus Fund 2  October 31, 2001  3

Statement of Assets and Liabilities

As of October 31, 2001
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $    391,885

Investments at value                                                $    370,828
  Cash                                                                     2,520
  Receivables:
    Investments sold                                                      10,362
    Fund shares sold                                                         458
    Dividends                                                                160
    Interest                                                                   2
  Other assets                                                                 2
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Total Assets                                                             384,332
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 12,849
    Fund shares repurchased                                                  562
    Advisory fees                                                            206
    Transfer agent fees and expenses                                          52
  Accrued expenses                                                           230
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Total Liabilities                                                         13,899
--------------------------------------------------------------------------------
Net Assets                                                          $    370,433
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           54,257

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Net Asset Value Per Share                                           $       6.83
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See Notes to Financial Statements.

4  Janus Fund 2  October 31, 2001

Statement of Operations

For the period ended
October 31, 2001
(all numbers in thousands)(1)
--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $      1,555
  Dividends                                                                1,829
  Foreign tax withheld                                                      (11)
--------------------------------------------------------------------------------
Total Investment Income                                                    3,373
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            2,541
  Transfer agent fees and expenses                                         1,072
  Registration fees                                                          212
  Postage and mailing expenses                                                95
  Custodian fees                                                              53
  Printing expenses                                                          143
  Audit fees                                                                  15
  Trustees' fees and expenses                                                  4
  Other expenses                                                              14
--------------------------------------------------------------------------------
Total Expenses                                                             4,149
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (231)
--------------------------------------------------------------------------------
Net Expenses                                                               3,918
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                               (545)
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (172,332)
  Net realized gain/(loss) from foreign
    currency transactions                                                      4
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                    (21,056)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (193,384)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    $   (193,929)
--------------------------------------------------------------------------------

(1) Fiscal period from December 29, 2000 (inception) to October 31, 2001.

See Notes to Financial Statements.

                                               Janus Fund 2  October 31, 2001  5

Statement of Changes in Net Assets

For the period ended October 31, 2001
(all numbers in thousands)(1)                                               2001
--------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $      (545)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (172,328)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    (21,056)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        (193,929)
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                      --
  Net realized gain from investment transactions*                             --
--------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                 --
--------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            797,289
  Reinvested dividends and distributions                                      --
  Shares repurchased                                                   (232,927)
--------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  564,362
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    370,433
Net Assets:
  Beginning of period                                                         --
--------------------------------------------------------------------------------
  End of period                                                     $    370,433
--------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $    563,821
  Accumulated net investment income/(loss)*                                   --
  Accumulated net realized gain/(loss) from investments*               (172,332)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                       (21,056)
--------------------------------------------------------------------------------
                                                                    $    370,433
--------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                             81,489
  Reinvested distributions                                                    --
--------------------------------------------------------------------------------
Total                                                                     81,489
--------------------------------------------------------------------------------
  Shares repurchased                                                    (27,232)
Net Increase/(Decrease) in Fund Shares                                    54,257
Shares Outstanding, Beginning of Period                                       --
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         54,257
--------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                           $  1,580,894
  Proceeds from sales of securities                                    1,041,577
  Purchases of long-term U.S. government obligations                          --
  Proceeds from sales of long-term U.S. government obligations                --

(1) Fiscal period from December 29, 2000 (inception) to October 31, 2001.
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

6  Janus Fund 2  October 31, 2001

Financial Highlights

For a share outstanding during the
period ended October 31(1)                                                 2001

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Net Asset Value, Beginning of Period                                 $    10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               --
  Net gain/(loss) on securities (both realized and unrealized)           (3.17)
--------------------------------------------------------------------------------
Total from Investment Operations                                         (3.17)
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                    --
  Distributions (from capital gains)*                                        --
--------------------------------------------------------------------------------
Total Distributions                                                          --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $     6.83
--------------------------------------------------------------------------------
Total Return**                                                         (31.70)%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                             $  370,433
Average Net Assets for the Period (in thousands)                     $  464,753
Ratio of Gross Expenses to Average Net Assets***(2)                       1.06%
Ratio of Net Expenses to Average Net Assets***(2)                         1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***          (0.14)%
Portfolio Turnover Rate***                                                 276%

(1) Fiscal period from December 29, 2000 (inception) to October 31, 2001.
(2) See "Explanation of the Charts and Tables."
  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                               Janus Fund 2  October 31, 2001  7

Notes to Schedule of Investments


* Non-income-producing security

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

8  Janus Fund 2  October 31, 2001

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Fund 2 ("Fund") invests primarily in equity securities. The Fund is diversified as defined in the 1940 Act.

The Fund began operations on December 29, 2000. Janus Capital Corporation ("Janus Capital") invested $10,000 of initial seed capital. Organization costs were borne by Janus Capital.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

                                               Janus Fund 2  October 31, 2001  9

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Fund may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Funds was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has adopted this new standard and has determined that the impact on the Financial Statements is insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has adopted this new Guide and has determined that the impact on the Financial Statements is insignificant.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

10  Janus Fund 2  October 31, 2001

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended October 31, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

A special meeting of shareholders of Janus Investment Fund will be held on January 31, 2002 to consider and approve a new investment advisory agreement for the Fund. The new advisory agreement is the same in all material respects as the current advisory agreement. Contingent upon receipt of shareholder approval, the new advisory agreement will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, the new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Fund's independent Trustees.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

DST Securities, Inc.                  Fund
    Commissions                     Expense
       Paid*                       Reduction*                      DST Fees
--------------------------------------------------------------------------------
     $4,500                          $3,376                        $164,797
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

                                              Janus Fund 2  October 31, 2001  11

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. A fund is required to make distributions of any income and gains realized in the prior fiscal year. If a fund has a net investment loss or realized losses in the current year, such distributions may be in excess of the fund's cumulative income and/or gains. However, a distribution in excess of net investment income or a distribution in excess of net realized gain is not a return of capital for tax purposes. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers. Permanent items identified in the period ended October 31, 2001, have been reclassified among the components of net assets as follows:

            Undistributed         Undistributed
            Net Investment         Net Realized          Paid-In
                Income           Gains and Losses        Capital
--------------------------------------------------------------------------------
               $544,856              $(3,661)           $(541,195)
--------------------------------------------------------------------------------

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

As of October 31, 2001, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2001, are also noted below:

Net Capital Loss     Federal Tax       Unrealized        Unrealized           Net
   Carryovers            Cost         Appreciation     (Depreciation)    (Depreciation)
---------------------------------------------------------------------------------------
$(163,499,644)      $400,717,043       $9,531,093       $(39,419,822)     $(29,888,729)
---------------------------------------------------------------------------------------

12  Janus Fund 2  October 31, 2001

Explanation of Charts and Tables (unaudited)


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the year ended October 31, 2001. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                              Janus Fund 2  October 31, 2001  13

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

14  Janus Fund 2  October 31, 2001

Report of Independent Accountants


To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Fund 2 (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the period December 29, 2000 (inception) through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 6, 2001

                                              Janus Fund 2  October 31, 2001  15

Notes


16  Janus Fund 2  October 31, 2001

Notes


                                              Janus Fund 2  October 31, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. This material must be preceded or accompanied by a prospectus.
                                                                      J263-12/01